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                                                                     Exhibit 11


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


         We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus dated April 30, 1998 and "Auditors" in the Statement of Additional Information, and to the use of our report dated February 13, 1998, with respect to the financial statements of The Riverfront Funds, Inc. included in Post-Effective Amendment No. 26 to the Registration Statement (Form N-1A, No. 33-34154).



                                            ERNST & YOUNG LLP

Cincinnati, Ohio
October 26, 1998